SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                 January 9, 1997




                     CRAZY WOMAN CREEK BANCORP INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Wyoming                 0-27714                   83-0315410
----------------------------    --------------     -----------------------------
(State or other jurisdiction    (SEC File No.)     (IRS Employer Identification)
     of incorporation)                                       Number)



           106 Fort Street, Buffalo, Wyoming                82834
           ---------------------------------                -----
        (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code: (307) 684-5591
                                                          --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                     CRAZY WOMAN CREEK BANCORP INCORPORATED

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

      The Registrant announced its first quarter earnings for the quarter ended December 31, 1996 and that it received non-objection from the Office of Thrift Supervision regarding a 5% stock repurchase plan. The Registrant intends to purchase up to 52,900 shares of its Common Stock in open market purchases.

      For further details, reference is made to the press release dated December 26, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

      (c)   Exhibits:

            99    Press Release dated January 9, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CRAZY WOMAN CREEK
                                          BANCORP INCORPORATED



Date: January 21, 1997                          By:   /s/Deane D. Bjerke
                                                      ------------------
                                                      Deane D. Bjerke
                                                      President